EXHIBIT 24

                             POWER OF ATTORNEY



               WHEREAS, CVS CORPORATION, a Delaware corporation ("CVS"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of CVS common stock which will be issued in connection with the proposed merger of a subsidiary of CVS and Arbor Drugs, Inc., a Michigan corporation.

               NOW, THEREFORE, the undersigned hereby appoints Charles C. Conaway and Thomas M. Ryan, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY prior to the filing of the above-referenced Form S-4.


                                         /s/ Stanley P. Goldstein
                                    --------------------------------------
                                    Stanley P. Goldstein
                                    Chairman of the Board, Chief Executive
                                    Officer and Director (Principal Executive
                                    Officer)

                                    /s/ Allan J. Bloostein
                                    --------------------------------------
                                    Allan J. Bloostein
                                    Director


                                    /s/ W. Don Cornwell
                                    --------------------------------------
                                    W. Don Cornwell
                                    Director


                                    /s/ Thomas P. Gerrity
                                    --------------------------------------
                                    Thomas P. Gerrity
                                    Director


                                    /s/ William H. Joyce
                                    --------------------------------------
                                    William H. Joyce
                                    Director


                                    /s/ Terry R. Lautenbach
                                    --------------------------------------
                                    Terry R. Lautenbach
                                    Director


                                    /s/ Terrence Murray
                                    --------------------------------------
                                    Terrence Murray
                                    Director


                                    /s/ Sheli Rosenberg
                                    --------------------------------------
                                    Sheli Rosenberg
                                    Director


                                    /s/ Thomas M. Ryan
                                    --------------------------------------
                                    Thomas M. Ryan
                                    Vice Chairman of the Board, Chief
                                    Operating Officer and Director


                                    /s/ Ivan G. Seidenberg
                                    --------------------------------------
                                    Ivan G. Seidenberg
                                    Director

                                    /s/ Patricia Carry Stewart
                                    --------------------------------------
                                    Patricia Carry Stewart
                                    Director


                                    /s/ Thomas Thorsen
                                    --------------------------------------
                                    Thomas Thorsen
                                    Director


                                    /s/ M. Cabell Woodward, Jr.
                                    --------------------------------------
                                    M. Cabell Woodward, Jr.
                                    Director